Exhibit 13.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 (“Section 906”) of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Pemex Finance Limited (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Company’s Annual Report on Form 20-F for the fiscal year ended December 31, 2004 (the “Form 20-F”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ricardo Fernández Delgado
Ricardo Fernández Delgado
President

Dated: June 30, 2005

A signed original of this written statement required by Section 906 has been provided to Pemex Finance Limited and will be retained by Pemex Finance Limited and furnished to the Securities and Exchange Commission or its staff upon request.